                                                                               .
                                                                               .
                                                                               .


                                                                    EXHIBIT 99.1


                           COLLINS AIKMAN CORPORATION
                          NOVEMBER 2005 -- MONTH ONLY
                                INCOME STATEMENT


                                                                        C A Can
                                                         Collins &      Domestic         C & A            JPS_            Dura
                                                          Aikman        Holding         Products       Automotive,    Convertible
                                          Total           Parent        Company            Co.            Inc.        Systems, Inc
                                                         05-55927       05-55930        05-55932        05-55935        05-55942
                                       ------------    ------------   ------------    ------------    ------------    ------------
Net Outside Sales                       156,710,734               -              -      49,741,836      18,162,152       6,208,684
I/D Net Sales                             4,015,132               -              -         966,399               -               -
I/G Net Sales                             2,905,929               -              -      (3,179,297)      1,580,114       1,476,936
                                       ------------    ------------   ------------    ------------    ------------    ------------
TOTAL SALES                             163,631,795               -              -      47,528,939      19,742,266       7,685,620

Cost of goods sold                      141,098,257               -              -      21,606,691      19,769,046       8,217,997
                                       ------------    ------------   ------------    ------------    ------------    ------------
   GROSS PROFIT                          22,533,537               -              -      25,922,247         (26,780)       (532,377)

Selling, general and administrative
  expenses                               20,383,067               -              -      18,122,989          32,698         268,144
                                       ------------    ------------   ------------    ------------    ------------    ------------

   OPERATING INCOME                       2,150,470               -              -       7,799,258         (59,478)       (800,521)

Interest Expense, net                     6,081,701               -              -       6,081,756               -               -
Intercompany Interest, net               (2,030,370)              -     (1,688,402)       (341,968)              -               -
Preferred Stock Accretion                         -               -              -               -               -               -
Miscellaneous (Income)/Expense                    -               -              -               -               -               -
Corporate Allocation Adjustment                   -               -              -               -               -               -
Commission Income                          (175,133)              -              -        (175,133)              -               -
Commission Expense                                -               -              -               -               -               -
Royalty Income                             (435,116)              -              -        (435,116)              -               -
Royalty Expense                                   -               -              -               -               -               -
Joint Venture (Income)/Expense                    -               -              -               -               -               -
Minority Interest in Cons Net Income              -               -              -               -               -               -
Dividend Income                                   -               -              -               -               -               -
Discount/Income for Carcorp                       -               -              -               -               -               -
Gain/(Loss) Early Extinguishment
  of Debt                                         -               -              -               -               -               -
Discount/Premium on Hedges                        -               -              -               -               -               -
(Gain) / Loss on Hedges                           -               -              -               -               -               -
(Gain) / Loss on Swaps                            -               -              -               -               -               -
NAAIS Intercompany Sales Profit                   -               -              -               -               -               -
Loss on Sale of Receivables                       -               -              -               -               -               -
Restructuring Provision                           -               -              -               -               -               -
Foreign Transactions-(Gain)/Loss            565,165               -         15,033         605,158               -         (47,986)
Amort of Discount on NPV of
  Liabilities                                     -               -              -               -               -               -
Gain/(Loss) Sale-Leaseback
Transaction                                       -               -              -               -               -               -
                                       ------------    ------------   ------------    ------------    ------------    ------------
INCOME FROM CONTINUING OPERATIONS
BEFORE INCOME TAXES                      (1,855,777)              -      1,673,369       2,064,560         (59,478)       (752,535)

Federal Tax                                       -               -              -               -               -               -
State Income Tax                                  -               -              -               -               -               -
Foreign Income Tax                           23,351               -              -          23,351               -               -
                                       ------------    ------------   ------------    ------------    ------------    ------------
INCOME FROM CONTINUING OPERATIONS        (1,879,128)              -      1,673,369       2,041,209         (59,478)       (752,535)


Discontinued Operations (Gain)/Loss        (900,163)              -              -               -               -               -
Gain/Loss on Sale of Divisions                    -               -              -               -               -               -
Extraordinary Items                               -               -              -               -               -               -
Integration                                       -               -              -               -               -               -
                                       ------------    ------------   ------------    ------------    ------------    ------------
NET INCOME (LOSS)                          (978,965)              -      1,673,369       2,041,209         (59,478)       (752,535)
                                       ============    ============   ============    ============    ============    ============


                                     1 of 7

                           COLLINS AIKMAN CORPORATION
                          NOVEMBER 2005 -- MONTH ONLY
                                INCOME STATEMENT




                                            C & A                                          Amco           C & A           C & A
                                          Development                    Southwest      Convertible    Internatio-      Accessory
                                             Co.         Owosso, MI      Laminates        Fabrics        nal Corp.      Mats, Inc.
                                           05-55943       05-55946        05-55948        05-55949       05-55951        05-55952
                                         ------------   ------------    ------------    ------------   ------------    ------------
Net Outside Sales                                   -        804,276       7,198,909               -              -       8,813,782
I/D Net Sales                                       -         56,544               -               -              -               -
I/G Net Sales                                       -        185,790      (5,283,829)      1,467,791              -      (2,039,931)
                                         ------------   ------------    ------------    ------------   ------------    ------------
TOTAL SALES                                         -      1,046,611       1,915,080       1,467,791              -       6,773,852

Cost of goods sold                                  -      1,067,541       1,851,150         892,806              -       5,534,159
                                         ------------   ------------    ------------    ------------   ------------    ------------
   GROSS PROFIT                                     -        (20,930)         63,930         574,985              -       1,239,693

Selling, general and administrative
  expenses                                          -              -          (7,160)              -          1,178         335,132
                                         ------------   ------------    ------------    ------------   ------------    ------------

   OPERATING INCOME                                 -        (20,930)         71,090         574,985         (1,178)        904,561

Interest Expense, net                               -              -               -               -              -               -
Intercompany Interest, net                          -              -               -               -              -               -
Preferred Stock Accretion                           -              -               -               -              -               -
Miscellaneous (Income)/Expense                      -              -               -               -              -               -
Corporate Allocation Adjustment                     -              -               -               -              -               -
Commission Income                                   -              -               -               -              -               -
Commission Expense                                  -              -               -               -              -               -
Royalty Income                                      -              -               -               -              -               -
Royalty Expense                                     -              -               -               -              -               -
Joint Venture (Income)/Expense                      -              -               -               -              -               -
Minority Interest in Cons Net Income                -              -               -               -              -               -
Dividend Income                                     -              -               -               -              -               -
Discount/Income for Carcorp                         -              -               -               -              -               -
Gain/(Loss) Early Extinguishment
  of Debt                                           -              -               -               -              -               -
Discount/Premium on Hedges                          -              -               -               -              -               -
(Gain) / Loss on Hedges                             -              -               -               -              -               -
(Gain) / Loss on Swaps                              -              -               -               -              -               -
NAAIS Intercompany Sales Profit                     -              -               -               -              -               -
Loss on Sale of Receivables                         -              -               -               -              -               -
Restructuring Provision                             -              -               -               -              -               -
Foreign Transactions-(Gain)/Loss                    -              -               -               -              -               -
Amort of Discount on NPV of
  Liabilities                                       -              -               -               -              -               -
Gain/(Loss) Sale-Leaseback Transaction              -              -               -               -              -               -
                                         ------------   ------------    ------------    ------------   ------------    ------------
INCOME FROM CONTINUING OPERATIONS
BEFORE INCOME TAXES                                 -        (20,930)         71,090         574,985         (1,178)        904,561

Federal Tax                                         -              -               -               -              -               -
State Income Tax                                    -              -               -               -              -               -
Foreign Income Tax                                  -              -               -               -              -               -
                                         ------------   ------------    ------------    ------------   ------------    ------------
INCOME FROM CONTINUING OPERATIONS                   -        (20,930)         71,090         574,985         (1,178)        904,561

Discontinued Operations (Gain)/Loss                 -              -               -               -              -               -
Gain/Loss on Sale of Divisions                      -              -               -               -              -               -
Extraordinary Items                                 -              -               -               -              -               -
Integration                                         -              -               -               -              -               -
                                         ------------   ------------    ------------    ------------   ------------    ------------
NET INCOME (LOSS)                                   -        (20,930)         71,090         574,985         (1,178)        904,561
                                         ============   ============    ============    ============   ============    ============


                                     2 of 7

                           COLLINS AIKMAN CORPORATION
                          NOVEMBER 2005 -- MONTH ONLY
                                INCOME STATEMENT

                                                                                            C & A
                                            Textron          Brut         Textron           Asset         C & A       Wickes Asset
                                           Automotive      Plastics,     Automotive       Services,      Plastics,     Management,
                                         Interiors, Inc.     Inc.      Exteriors, Inc    Inc.-Consol       Inc             Inc.
                                            05-55956       05-55957        05-55958        05-55959      05-55960       05-55962
                                         --------------   ----------   --------------    ------------   ----------    ------------
Net Outside Sales                            31,080,880            -       14,770,548               -      551,500               -
I/D Net Sales                                 1,977,865            -          222,196               -      285,279               -
I/G Net Sales                                 3,889,509            -          501,643               -      559,422               -
                                         --------------   ----------   --------------    ------------   ----------    ------------
TOTAL SALES                                  36,948,255            -       15,494,387               -    1,396,201               -

Cost of goods sold                           36,531,076            -       18,071,867               -    2,937,370               -
                                         --------------   ----------   --------------    ------------   ----------    ------------
   GROSS PROFIT                                 417,179            -       (2,577,480)              -   (1,541,169)              -

Selling, general and administrative
  expenses                                       27,382            -             (608)              -    1,108,130               -
                                         --------------   ----------   --------------    ------------   ----------    ------------
   OPERATING INCOME                             389,797            -       (2,576,871)              -   (2,649,299)              -

Interest Expense, net                                 -            -                -               -            -               -
Intercompany Interest, net                            -            -                -               -            -               -
Preferred Stock Accretion                             -            -                -               -            -               -
Miscellaneous (Income)/Expense                        -            -                -               -            -               -
Corporate Allocation Adjustment                       -            -                -               -            -               -
Commission Income                                     -            -                -               -            -               -
Commission Expense                                    -            -                -               -            -               -
Royalty Income                                        -            -                -               -            -               -
Royalty Expense                                       -            -                -               -            -               -
Joint Venture (Income)/Expense                        -            -                -               -            -               -
Minority Interest in Cons Net Income                  -            -                -               -            -               -
Dividend Income                                       -            -                -               -            -               -
Discount/Income for Carcorp                           -            -                -               -            -               -
Gain/(Loss) Early Extinguishment of
  Debt                                                -            -                -               -            -               -
Discount/Premium on Hedges                            -            -                -               -            -               -
(Gain) / Loss on Hedges                               -            -                -               -            -               -
(Gain) / Loss on Swaps                                -            -                -               -            -               -
NAAIS Intercompany Sales Profit                       -            -                -               -            -               -
Loss on Sale of Receivables                           -            -                -               -            -               -
Restructuring Provision                               -            -                -               -            -               -
Foreign Transactions-(Gain)/Loss                      -            -           (8,409)              -      (27,856)              -
Amort of Discount on NPV of
  Liabilities                                         -            -                -               -            -               -
Gain/(Loss) Sale-Leaseback Transaction                -            -                -               -            -               -
                                         --------------   ----------   --------------    ------------   ----------    ------------
INCOME FROM CONTINUING OPERATIONS
BEFORE INCOME TAXES                             389,797            -       (2,568,463)              -   (2,621,442)              -

Federal Tax                                           -            -                -               -            -               -
State Income Tax                                      -            -                -               -            -               -
Foreign Income Tax                                    -            -                -               -            -               -
                                         --------------   ----------   --------------    ------------   ----------    ------------
INCOME FROM CONTINUING OPERATIONS               389,797            -       (2,568,463)              -   (2,621,442)              -

Discontinued Operations (Gain)/Loss                   -            -                -               -            -               -
Gain/Loss on Sale of Divisions                        -            -                -               -            -               -
Extraordinary Items                                   -            -                -               -            -               -
Integration                                           -            -                -               -            -               -
                                         --------------   ----------   --------------    ------------   ----------    ------------
NET INCOME (LOSS)                               389,797            -       (2,568,463)              -   (2,621,442)              -
                                         ==============   ==========   ==============    ============   ==========    ============


                                     3 of 7

                           COLLINS AIKMAN CORPORATION
                          NOVEMBER 2005 -- MONTH ONLY
                                INCOME STATEMENT

                                                                         Textron
                                                           C & A        Automotive        Wickes          C & A
                                            C & A        Properties,    (Argentina)    Manufacturing     Interiors,   C & A Europe,
                                         Fabrics, Inc.       Inc.           Inc.          Company           Inc            Inc.
                                           05-55963       05-55964       05-55965        05-55968        05-55970       05-55971
                                         ------------    -----------    -----------    -------------    -----------   -------------
Net Outside Sales                           7,665,831              -              -                -              -               -
I/D Net Sales                                       -              -              -                -              -               -
I/G Net Sales                               5,283,829              -              -                -              -               -
                                         ------------    -----------    -----------    -------------    -----------   -------------
TOTAL SALES                                12,949,660              -              -                -              -               -

Cost of goods sold                         14,002,604              -              -                -              -               -
                                         ------------    -----------    -----------    -------------    -----------   -------------
   GROSS PROFIT                            (1,052,945)             -              -                -              -               -

Selling, general and administrative
  expenses                                    519,306             49            535                -              -               -
                                         ------------    -----------    -----------    -------------    -----------   -------------
   OPERATING INCOME                        (1,572,251)           (49)          (535)               -              -               -

Interest Expense, net                               -              -            (55)               -              -               -
Intercompany Interest, net                          -              -              -                -              -               -
Preferred Stock Accretion                           -              -              -                -              -               -
Miscellaneous (Income)/Expense                      -              -              -                -              -               -
Corporate Allocation Adjustment                     -              -              -                -              -               -
Commission Income                                   -              -              -                -              -               -
Commission Expense                                  -              -              -                -              -               -
Royalty Income                                      -              -              -                -              -               -
Royalty Expense                                     -              -              -                -              -               -
Joint Venture (Income)/Expense                      -              -              -                -              -               -
Minority Interest in Cons Net Income                -              -              -                -              -               -
Dividend Income                                     -              -              -                -              -               -
Discount/Income for Carcorp                         -              -              -                -              -               -
Gain/(Loss) Early Extinguishment of
  Debt                                              -              -              -                -              -               -
Discount/Premium on Hedges                          -              -              -                -              -               -
(Gain) / Loss on Hedges                             -              -              -                -              -               -
(Gain) / Loss on Swaps                              -              -              -                -              -               -
NAAIS Intercompany Sales Profit                     -              -              -                -              -               -
Loss on Sale of Receivables                         -              -              -                -              -               -
Restructuring Provision                             -              -              -                -              -               -
Foreign Transactions-(Gain)/Loss                    -              -            426                -              -               -
Amort of Discount on NPV of
  Liabilities                                       -              -              -                -              -               -
Gain/(Loss) Sale-Leaseback Transaction              -              -              -                -              -               -
                                         ------------    -----------    -----------    -------------    -----------   -------------
INCOME FROM CONTINUING OPERATIONS
BEFORE INCOME TAXES                        (1,572,251)           (49)          (906)               -              -               -

Federal Tax                                         -              -              -                -              -               -
State Income Tax                                    -              -              -                -              -               -
Foreign Income Tax                                  -              -              -                -              -               -
                                         ------------    -----------    -----------    -------------    -----------   -------------
INCOME FROM CONTINUING OPERATIONS          (1,572,251)           (49)          (906)               -              -               -

Discontinued Operations (Gain)/Loss                 -              -              -         (900,163)             -               -
Gain/Loss on Sale of Divisions                      -              -              -                -              -               -
Extraordinary Items                                 -              -              -                -              -               -
Integration                                         -              -              -                -              -               -
                                         ------------    -----------    -----------    -------------    -----------   -------------
NET INCOME (LOSS)                          (1,572,251)           (49)          (906)         900,163              -               -
                                         ============    ===========    ===========    =============    ===========   =============


                                     4 of 7

                           COLLINS AIKMAN CORPORATION
                          NOVEMBER 2005 -- MONTH ONLY
                                INCOME STATEMENT

                                                                                                        Textron Auto
                                                                                                         Overseas         CW
                                             Comet           Gamble       M&C Advanced   Becker Group,  Investment,    Management
                                         Acoustics, Inc. Development Co. Processes, Inc      LLC            Inc           Corp.
                                            05-55972         05-55974       05-55976       05-55977       05-55978      05-55979
                                         --------------- --------------- --------------  ------------   ------------  ------------
Net Outside Sales                                    -                -              -      7,964,434              -             -
I/D Net Sales                                        -                -              -        450,619              -             -
I/G Net Sales                                        -                -              -     (1,550,264)             -             -
                                          ------------     ------------   ------------   ------------   ------------  ------------
TOTAL SALES                                          -                -              -      6,864,789              -             -

Cost of goods sold                                   -                -              -      6,692,921              -             -
                                          ------------     ------------   ------------   ------------   ------------  ------------
   GROSS PROFIT                                      -                -              -        171,868              -             -

Selling, general and administrative
  expenses                                     (76,649)               -              -          4,452              -             -
                                          ------------     ------------   ------------   ------------   ------------  ------------
   OPERATING INCOME                             76,649                -              -        167,416              -             -

Interest Expense, net                                -                -              -              -              -             -
Intercompany Interest, net                           -                -              -              -              -             -
Preferred Stock Accretion                            -                -              -              -              -             -
Miscellaneous (Income)/Expense                       -                -              -              -              -             -
Corporate Allocation Adjustment                      -                -              -              -              -             -
Commission Income                                    -                -              -              -              -             -
Commission Expense                                   -                -              -              -              -             -
Royalty Income                                       -                -              -              -              -             -
Royalty Expense                                      -                -              -              -              -             -
Joint Venture (Income)/Expense                       -                -              -              -              -             -
Minority Interest in Cons Net Income                 -                -              -              -              -             -
Dividend Income                                      -                -              -              -              -             -
Discount/Income for Carcorp                          -                -              -              -              -             -
Gain/(Loss) Early Extinguishment of
  Debt                                               -                -              -              -              -             -
Discount/Premium on Hedges                           -                -              -              -              -             -
(Gain) / Loss on Hedges                              -                -              -              -              -             -
(Gain) / Loss on Swaps                               -                -              -              -              -             -
NAAIS Intercompany Sales Profit                      -                -              -              -              -             -
Loss on Sale of Receivables                          -                -              -              -              -             -
Restructuring Provision                              -                -              -              -              -             -
Foreign Transactions-(Gain)/Loss                     -                -              -            254              -             -
Amort of Discount on NPV of Liabilities              -                -              -              -              -             -
Gain/(Loss) Sale-Leaseback Transaction               -                -              -              -              -             -
                                          ------------     ------------   ------------   ------------   ------------  ------------
INCOME FROM CONTINUING OPERATIONS
BEFORE INCOME TAXES                             76,649                -              -        167,161              -             -

Federal Tax                                          -                -              -              -              -             -
State Income Tax                                     -                -              -              -              -             -
Foreign Income Tax                                   -                -              -              -              -             -
                                          ------------     ------------   ------------   ------------   ------------  ------------
INCOME FROM CONTINUING OPERATIONS               76,649                -              -        167,161              -             -

Discontinued Operations (Gain)/Loss                  -                -              -              -              -             -
Gain/Loss on Sale of Divisions                       -                -              -              -              -             -
Extraordinary Items                                  -                -              -              -              -             -
Integration                                          -                -              -              -              -             -
                                          ------------     ------------   ------------   ------------   ------------  ------------
NET INCOME (LOSS)                               76,649                -              -        167,161              -             -
                                          ============     ============   ============   ============   ============  ============


                                     5 of 7

                           COLLINS AIKMAN CORPORATION
                          NOVEMBER 2005 -- MONTH ONLY
                                INCOME STATEMENT

                                           C & A        C & A Carpet   C & A Carpet
                                         Automotive        and             and        Textron Auto       C & A           Textron
                                        International,   Acoustics      Acoustics     International    (Gibraltar)     Automotive
                                            Inc.         (TN), Inc.     (MI), Inc.    Services, Inc      Limited        (Asia) Inc.
                                          05-55980       05-55984       05-55982        05-55985         05-55989        05-55991
                                        -------------   ------------   ------------   -------------    ------------    ------------
Net Outside Sales                                   -     3,747,901              -                -               -               -
I/D Net Sales                                       -        56,229              -                -               -               -
I/G Net Sales                                       -        14,216              -                -               -               -
                                        -------------   -----------    -----------    -------------    ------------    ------------
TOTAL SALES                                         -     3,818,346              -                -               -               -

Cost of goods sold                                  -     3,922,504              -              525               -               -
                                        -------------   -----------    -----------    -------------    ------------    ------------
   GROSS PROFIT                                     -      (104,158)             -             (525)              -               -

Selling, general and administrative
  expenses                                          -         2,500              -                -               -          44,991
                                        -------------   -----------    -----------    -------------    ------------    ------------
   OPERATING INCOME                                 -      (106,658)             -             (525)              -         (44,991)

Interest Expense, net                               -             -              -                -               -               -
Intercompany Interest, net                          -             -              -                -               -               -
Preferred Stock Accretion                           -             -              -                -               -               -
Miscellaneous (Income)/Expense                      -             -              -                -               -               -
Corporate Allocation Adjustment                     -             -              -                -               -               -
Commission Income                                   -             -              -                -               -               -
Commission Expense                                  -             -              -                -               -               -
Royalty Income                                      -             -              -                -               -               -
Royalty Expense                                     -             -              -                -               -               -
Joint Venture (Income)/Expense                      -             -              -                -               -               -
Minority Interest in Cons Net Income                -             -              -                -               -               -
Dividend Income                                     -             -              -                -               -               -
Discount/Income for Carcorp                         -             -              -                -               -               -
Gain/(Loss) Early Extinguishment of
  Debt                                              -             -              -                -               -               -
Discount/Premium on Hedges                          -             -              -                -               -               -
(Gain) / Loss on Hedges                             -             -              -                -               -               -
(Gain) / Loss on Swaps                              -             -              -                -               -               -
NAAIS Intercompany Sales Profit                     -             -              -                -               -               -
Loss on Sale of Receivables                         -             -              -                -               -               -
Restructuring Provision                             -             -              -                -               -               -
Foreign Transactions-(Gain)/Loss                    -             -              -           28,499              45               -
Amort of Discount on NPV of
  Liabilities                                       -             -              -                -               -               -
Gain/(Loss) Sale-Leaseback Transaction              -             -              -                -               -               -
                                        -------------   -----------    -----------    -------------    ------------    ------------
INCOME FROM CONTINUING OPERATIONS
BEFORE INCOME TAXES                                 -      (106,658)             -          (29,024)            (45)        (44,991)

Federal Tax                                         -             -              -                -               -               -
State Income Tax                                    -             -              -                -               -               -
Foreign Income Tax                                  -             -              -                -               -               -
                                        -------------   -----------    -----------    -------------    ------------    ------------
INCOME FROM CONTINUING OPERATIONS                   -      (106,658)             -          (29,024)            (45)        (44,991)

Discontinued Operations (Gain)/Loss                 -             -              -                -               -               -
Gain/Loss on Sale of Divisions                      -             -              -                -               -               -
Extraordinary Items                                 -             -              -                -               -               -
Integration                                         -             -              -                -               -               -
                                        -------------   -----------    -----------    -------------    ------------    ------------
NET INCOME (LOSS)                                   -      (106,658)             -          (29,024)            (45)        (44,991)
                                        =============   ===========    ===========    =============    ============    ============


                                     6 of 7

                           COLLINS AIKMAN CORPORATION
                          NOVEMBER 2005 -- MONTH ONLY
                                INCOME STATEMENT


                                              New            C&A              C&A
                                           Baltimore      Automotive      Automotive
                                         Holdings, LLC     Mats, LLC     Services, LLC
                                           05-55992       05-55969          05-55981
                                         -------------   -------------   -------------
Net Outside Sales                                    -               -               -
I/D Net Sales                                        -               -               -
I/G Net Sales                                        -               -               -
                                         -------------   -------------   -------------
TOTAL SALES                                          -               -               -

Cost of goods sold                                   -               -               -
                                         -------------   -------------   -------------
   GROSS PROFIT                                      -               -               -

Selling, general and administrative
  expenses                                           -               -               -

   OPERATING INCOME                                  -               -               -
                                         -------------   -------------   -------------

Interest Expense, net                                -               -               -
Intercompany Interest, net                           -               -               -
Preferred Stock Accretion                            -               -               -
Miscellaneous (Income)/Expense                       -               -               -
Corporate Allocation Adjustment                      -               -               -
Commission Income                                    -               -               -
Commission Expense                                   -               -               -
Royalty Income                                       -               -               -
Royalty Expense                                      -               -               -
Joint Venture (Income)/Expense                       -               -               -
Minority Interest in Cons Net Income                 -               -               -
Dividend Income                                      -               -               -
Discount/Income for Carcorp                          -               -               -
Gain/(Loss) Early Extinguishment of
  Debt                                               -               -               -
Discount/Premium on Hedges                           -               -               -
(Gain) / Loss on Hedges                              -               -               -
(Gain) / Loss on Swaps                               -               -               -
NAAIS Intercompany Sales Profit                      -               -               -
Loss on Sale of Receivables                          -               -               -
Restructuring Provision                              -               -               -
Foreign Transactions-(Gain)/Loss                     -               -               -
Amort of Discount on NPV of
  Liabilities                                        -               -               -
Gain/(Loss) Sale-Leaseback Transaction               -               -               -
                                         -------------   -------------   -------------
INCOME FROM CONTINUING OPERATIONS
BEFORE INCOME TAXES                                  -               -               -

Federal Tax                                          -               -               -
State Income Tax                                     -               -               -
Foreign Income Tax                                   -               -               -
                                         -------------   -------------   -------------
INCOME FROM CONTINUING OPERATIONS                    -               -               -

Discontinued Operations (Gain)/Loss                  -               -               -
Gain/Loss on Sale of Divisions                       -               -               -
Extraordinary Items                                  -               -               -
Integration                                          -               -               -
                                         -------------   -------------   -------------
NET INCOME (LOSS)                                    -               -               -
                                         =============   =============   =============


                                     7 of 7

                          COLLINS & AIKMAN CORPORATION
                         NOVEMBER 2005 -- FILING TO DATE
                                INCOME STATEMENT
                              (POST-PETITION ONLY)

                                                                           C A Can                                         Dura
                                                            Collins &     Domestic                      JPS_Auto-       Convertible
                                                             Aikman        Holding    C & A  Products    motive,          Systems,
                                                             Parent        Company          Co.           Inc.              Inc
                                             Total          05-55927      05-55930       05-55932       05-55935         05-55942
                                         --------------   ------------  ------------  ---------------  -----------     ------------
Net Outside Sales                         1,182,203,204              -             -      325,604,153  158,590,532       54,689,634
I/D Net Sales                                44,152,482              -             -        6,089,495       (3,314)               -
I/G Net Sales                                15,096,300              -             -      (21,496,151)  15,909,919       10,350,129
                                         --------------   ------------  ------------  ---------------  -----------     ------------
TOTAL SALES                               1,241,451,987              -             -      310,197,497  174,497,137       65,039,763

Cost of goods sold                        1,053,908,428              -             -      144,710,281  161,057,346       68,653,472
                                         --------------   ------------  ------------  ---------------  -----------     ------------
   GROSS PROFIT                             187,543,559              -             -      165,487,216   13,439,791       (3,613,709)

Selling, general and administrative
   expenses                                 133,464,965              -             -      115,742,685      184,600        2,089,990
                                         --------------   ------------  ------------  ---------------  -----------     ------------

   OPERATING INCOME                          54,078,594              -             -       49,744,531   13,255,191       (5,703,699)

Interest Expense, net                        48,139,491              -             -       48,179,059            -                -
Intercompany Interest, net                  (19,073,565)             -   (13,646,325)      (6,881,665)     258,594          144,063
Preferred Stock Accretion                             -              -             -                -            -                -
Miscellaneous (Income)/Expense                    3,113              -             -            2,570            -                -
Corporate Allocation Adjustment              (8,992,797)             -             -      (31,948,877)   2,658,278          434,216
Commission Income                              (859,792)             -             -         (859,792)           -                -
Commission Expense                                    -              -             -                -            -                -
Royalty Income                               (2,636,819)             -             -       (2,597,370)           -                -
Royalty Expense                                       -              -             -                -            -                -
Joint Venture (Income)/Expense                  177,794              -             -                -            -                -
Minority Interest in Cons Net Income                  -              -             -                -            -                -
Dividend Income                                       -              -             -                -            -                -
Discount/Income for Carcorp                       2,592              -             -            2,592            -                -
Gain/(Loss) Early Extinguishment of
   Debt                                               -              -             -                -            -                -
Discount/Premium on Hedges                            -              -             -                -            -                -
(Gain) / Loss on Hedges                               -              -             -                -            -                -
(Gain) / Loss on Swaps                                -              -             -                -            -                -
NAAIS Intercompany Sales Profit                       -              -             -                -            -                -
Loss on Sale of Receivables                           -              -             -                -            -                -
Restructuring Provision                               -              -             -                -            -                -
Foreign Transactions-(Gain)/Loss                 16,398              -      (942,653)       1,171,190            -         (108,250)
Amort of Discount on NPV of Liabilities               -              -             -                -            -                -
Gain/(Loss) Sale-Leaseback Transaction                -              -             -                -            -                -
                                         --------------   ------------  ------------  ---------------  -----------     ------------
INCOME FROM CONTINUING OPERATIONS
BEFORE INCOME TAXES                          37,302,179              -    14,588,978       42,676,824   10,338,320       (6,173,729)

Federal Tax                                  (4,090,271)             -             -       (4,090,271)           -                -
State Income Tax                                      -              -             -                -            -                -
Foreign Income Tax                              124,539              -             -          124,539            -                -
                                         --------------   ------------  ------------  ---------------  -----------     ------------
INCOME FROM CONTINUING OPERATIONS            41,267,911              -    14,588,978       46,642,556   10,338,320       (6,173,729)

Discontinued Operations (Gain)/Loss          (7,228,797)             -             -                -            -                -
Gain/Loss on Sale of Divisions                        -              -             -                -            -                -
Extraordinary Items                                   -              -             -                -            -                -
Integration                                           -              -             -                -            -                -
                                         --------------   ------------  ------------  ---------------  -----------     ------------
NET INCOME (LOSS)                            48,496,708              -    14,588,978       46,642,556   10,338,320       (6,173,729)
                                         ==============   ============  ============  ===============  ===========     ============


                                     1 of 7

                          COLLINS & AIKMAN CORPORATION
                         NOVEMBER 2005 -- FILING TO DATE
                                INCOME STATEMENT
                              (POST-PETITION ONLY)

                                                                                                                     C & A
                                             C & A                                       Amco           C & A      Accessory
                                          Development                   Southwest     Convertible   International     Mats,
                                              Co.       Owosso, MI      Laminates       Fabrics        Corp.          Inc.
                                           05-55943      05-55946       05-55948       05-55949      05-55951       05-55952
                                         ------------  ------------   ------------   ------------  ------------   ------------
Net Outside Sales                                   -     5,561,782     55,373,509              -             -     71,504,336
I/D Net Sales                                       -       698,427              -              -             -              -
I/G Net Sales                                       -       664,795    (40,910,097)    13,099,504             -    (11,531,683)
                                         ------------  ------------   ------------   ------------  ------------   ------------
TOTAL SALES                                         -     6,925,004     14,463,412     13,099,504             -     59,972,654

Cost of goods sold                                  -     7,757,370     12,093,196      7,407,047             -     48,726,821
                                         ------------  ------------   ------------   ------------  ------------   ------------
   GROSS PROFIT                                     -      (832,366)     2,370,216      5,692,457             -     11,245,833

Selling, general and administrative
   expenses                                         -         1,127       (113,373)             -         7,709      2,313,502
                                         ------------  ------------   ------------   ------------  ------------   ------------

   OPERATING INCOME                                 -      (833,492)     2,483,589      5,692,457        (7,709)     8,932,331

Interest Expense, net                               -             -              -              -             -              -
Intercompany Interest, net                          -             -              -              -             -        146,643
Preferred Stock Accretion                           -             -              -              -             -              -
Miscellaneous (Income)/Expense                      -             -              -              -             -              -
Corporate Allocation Adjustment                     -             -        292,154              -             -      1,442,332
Commission Income                                   -             -              -              -             -              -
Commission Expense                                  -             -              -              -             -              -
Royalty Income                                      -             -              -              -             -              -
Royalty Expense                                     -             -              -              -             -              -
Joint Venture (Income)/Expense                      -             -              -              -             -              -
Minority Interest in Cons Net Income                -             -              -              -             -              -
Dividend Income                                     -             -              -              -             -              -
Discount/Income for Carcorp                         -             -              -              -             -              -
Gain/(Loss) Early Extinguishment of
   Debt                                             -             -              -              -             -              -
Discount/Premium on Hedges                          -             -              -              -             -              -
(Gain) / Loss on Hedges                             -             -              -              -             -              -
(Gain) / Loss on Swaps                              -             -              -              -             -              -
NAAIS Intercompany Sales Profit                     -             -              -              -             -              -
Loss on Sale of Receivables                         -             -              -              -             -              -
Restructuring Provision                             -             -              -              -             -              -
Foreign Transactions-(Gain)/Loss                    -             -              -              -             -              -
Amort of Discount on NPV of Liabilities             -             -              -              -             -              -
Gain/(Loss) Sale-Leaseback Transaction              -             -              -              -             -              -
                                         ------------  ------------   ------------   ------------  ------------   ------------
INCOME FROM CONTINUING OPERATIONS
BEFORE INCOME TAXES                                 -      (833,492)     2,191,435      5,692,457        (7,709)     7,343,355

Federal Tax                                         -             -              -              -             -              -
State Income Tax                                    -             -              -              -             -              -
Foreign Income Tax                                  -             -              -              -             -              -
                                         ------------  ------------   ------------   ------------  ------------   ------------
INCOME FROM CONTINUING OPERATIONS                   -      (833,492)     2,191,435      5,692,457        (7,709)     7,343,355

Discontinued Operations (Gain)/Loss                 -             -              -              -             -              -
Gain/Loss on Sale of Divisions                      -             -              -              -             -              -
Extraordinary Items                                 -             -              -              -             -              -
Integration                                         -             -              -              -             -              -
                                         ------------  ------------   ------------   ------------  ------------   ------------
NET INCOME (LOSS)                                   -      (833,492)     2,191,435      5,692,457        (7,709)     7,343,355
                                         ============  ============   ============   ============  ============   ============


                                     2 of 7

                          COLLINS & AIKMAN CORPORATION
                         NOVEMBER 2005 -- FILING TO DATE
                                INCOME STATEMENT
                              (POST-PETITION ONLY)

                                           Textron                      Textron
                                          Automotive       Brut        Automotive     C & A Asset      C & A      Wickes Asset
                                          Interiors,     Plastics,     Exteriors,      Services,     Plastics,     Management,
                                             Inc.          Inc.           Inc        Inc.- Consol       Inc           Inc.
                                           05-55956      05-55957       05-55958       05-55959      05-55960       05-55962
                                         ------------  ------------   ------------   ------------  ------------   ------------
Net Outside Sales                         223,647,287             -    131,192,127              -    10,337,090              -
I/D Net Sales                              30,998,697             -      1,691,565              -     2,243,246              -
I/G Net Sales                              14,239,092             -      3,636,845              -     3,928,789              -
                                         ------------  ------------   ------------   ------------  ------------   ------------
TOTAL SALES                               268,885,077             -    136,520,536              -    16,509,125              -

Cost of goods sold                        269,502,170             -    136,335,286              -    16,399,795              -
                                         ------------  ------------   ------------   ------------  ------------   ------------
   GROSS PROFIT                              (617,093)            -        185,250              -       109,329              -

Selling, general and administrative
   expenses                                   224,539             -        (71,531)             -     6,913,654           (544)
                                         ------------  ------------   ------------   ------------  ------------   ------------

   OPERATING INCOME                          (841,632)            -        256,780              -    (6,804,325)           544

Interest Expense, net                               -             -              -              -             -              -
Intercompany Interest, net                    287,843             -        288,772              -        23,409              -
Preferred Stock Accretion                           -             -              -              -             -              -
Miscellaneous (Income)/Expense                      -             -              -              -             -            544
Corporate Allocation Adjustment             7,814,966             -      4,261,256              -     1,422,009              -
Commission Income                                   -             -              -              -             -              -
Commission Expense                                  -             -              -              -             -              -
Royalty Income                                      -             -              -              -             -              -
Royalty Expense                                     -             -              -              -             -              -
Joint Venture (Income)/Expense                      -             -              -              -             -              -
Minority Interest in Cons Net Income                -             -              -              -             -              -
Dividend Income                                     -             -              -              -             -              -
Discount/Income for Carcorp                         -             -              -              -             -              -
Gain/(Loss) Early Extinguishment of
   Debt                                             -             -              -              -             -              -
Discount/Premium on Hedges                          -             -              -              -             -              -
(Gain) / Loss on Hedges                             -             -              -              -             -              -
(Gain) / Loss on Swaps                              -             -              -              -             -              -
NAAIS Intercompany Sales Profit                     -             -              -              -             -              -
Loss on Sale of Receivables                         -             -              -              -             -              -
Restructuring Provision                             -             -              -              -             -              -
Foreign Transactions-(Gain)/Loss                    -             -        (73,000)             -       (68,551)             -
Amort of Discount on NPV of Liabilities             -             -              -              -             -              -
Gain/(Loss) Sale-Leaseback Transaction              -             -              -              -             -              -
                                         ------------  ------------   ------------   ------------  ------------   ------------
INCOME FROM CONTINUING OPERATIONS
BEFORE INCOME TAXES                        (8,944,440)            -     (4,220,248)             -    (8,181,192)             0

Federal Tax                                         -             -              -              -             -              -
State Income Tax                                    -             -              -              -             -              -
Foreign Income Tax                                  -             -              -              -             -              -
                                         ------------  ------------   ------------   ------------  ------------   ------------
INCOME FROM CONTINUING OPERATIONS          (8,944,440)            -     (4,220,248)             -    (8,181,192)             0

Discontinued Operations (Gain)/Loss                 -             -              -              -             -              -
Gain/Loss on Sale of Divisions                      -             -              -              -             -              -
Extraordinary Items                                 -             -              -              -             -              -
Integration                                         -             -              -              -             -              -
                                         ------------  ------------   ------------   ------------  ------------   ------------
NET INCOME (LOSS)                          (8,944,440)            -     (4,220,248)             -    (8,181,192)             0
                                         ============  ============   ============   ============  ============   ============


                                     3 of 7

                          COLLINS & AIKMAN CORPORATION
                         NOVEMBER 2005 -- FILING TO DATE
                                INCOME STATEMENT
                              (POST-PETITION ONLY)

                                                                        Textron
                                            C & A         C & A        Automotive      Wickes         C & A
                                           Fabrics,    Properties,    (Argentina)    Manufacturing  Interiors,    C & A Europe,
                                             Inc.          Inc.           Inc.         Company         Inc            Inc.
                                           05-55963      05-55964       05-55965       05-55968      05-55970       05-55971
                                         ------------  ------------   ------------   ------------  ------------   ------------
Net Outside Sales                          59,866,582             -              -              -             -              -
I/D Net Sales                                       -             -              -              -             -              -
I/G Net Sales                              40,917,129             -              -              -             -              -
                                         ------------  ------------   ------------   ------------  ------------   ------------
TOTAL SALES                               100,783,711             -              -              -             -              -

Cost of goods sold                        105,531,906             -              -              -             -              -
                                         ------------  ------------   ------------   ------------  ------------   ------------
   GROSS PROFIT                            (4,748,195)            -              -              -             -              -

Selling, general and administrative
   expenses                                 3,360,450        15,210          4,670      2,228,246             -              -
                                         ------------  ------------   ------------   ------------  ------------   ------------

   OPERATING INCOME                        (8,108,645)      (15,210)        (4,670)    (2,228,246)            -              -

Interest Expense, net                               -             -           (351)             -             -              -
Intercompany Interest, net                    139,351             -              -              -             -              -
Preferred Stock Accretion                           -             -              -              -             -              -
Miscellaneous (Income)/Expense                      -             -              -              -             -              -
Corporate Allocation Adjustment               998,415             -              -              -             -              -
Commission Income                                   -             -              -              -             -              -
Commission Expense                                  -             -              -              -             -              -
Royalty Income                                (39,449)            -              -              -             -              -
Royalty Expense                                     -             -              -              -             -              -
Joint Venture (Income)/Expense                      -             -              -              -             -              -
Minority Interest in Cons Net Income                -             -              -              -             -              -
Dividend Income                                     -             -              -              -             -              -
Discount/Income for Carcorp                         -             -              -              -             -              -
Gain/(Loss) Early Extinguishment of
   Debt                                             -             -              -              -             -              -
Discount/Premium on Hedges                          -             -              -              -             -              -
(Gain) / Loss on Hedges                             -             -              -              -             -              -
(Gain) / Loss on Swaps                              -             -              -              -             -              -
NAAIS Intercompany Sales Profit                     -             -              -              -             -              -
Loss on Sale of Receivables                         -             -              -              -             -              -
Restructuring Provision                             -             -              -              -             -              -
Foreign Transactions-(Gain)/Loss                    -             -          1,946              -             -              -
Amort of Discount on NPV of Liabilities             -             -              -              -             -              -
Gain/(Loss) Sale-Leaseback Transaction              -             -              -              -             -              -
                                         ------------  ------------   ------------   ------------  ------------   ------------
INCOME FROM CONTINUING OPERATIONS
BEFORE INCOME TAXES                        (9,206,962)      (15,210)        (6,265)    (2,228,246)            -              -

Federal Tax                                         -             -              -              -             -              -
State Income Tax                                    -             -              -              -             -              -
Foreign Income Tax                                  -             -              -              -             -              -
                                         ------------  ------------   ------------   ------------  ------------   ------------
INCOME FROM CONTINUING OPERATIONS          (9,206,962)      (15,210)        (6,265)    (2,228,246)            -              -

Discontinued Operations (Gain)/Loss                 -             -              -     (7,228,797)            -              -
Gain/Loss on Sale of Divisions                      -             -              -              -             -              -
Extraordinary Items                                 -             -              -              -             -              -
Integration                                         -             -              -              -             -              -
                                         ------------  ------------   ------------   ------------  ------------   ------------
NET INCOME (LOSS)                          (9,206,962)      (15,210)        (6,265)     5,000,550             -              -
                                         ============  ============   ============   ============  ============   ============


                                     4 of 7

                          COLLINS & AIKMAN CORPORATION
                         NOVEMBER 2005 -- FILING TO DATE
                                INCOME STATEMENT
                              (POST-PETITION ONLY)

                                                                           M&C                      Textron Auto
                                             Comet       Gamble         Advanced                      Overseas
                                           Acoustics,  Development     Processes,    Becker Group,   Investment,   CW Management
                                              Inc.         Co.            Inc            LLC            Inc            Corp.
                                           05-55972      05-55974       05-55976       05-55977       05-55978       05-55979
                                         ------------  ------------   ------------   -------------  ------------   -------------
Net Outside Sales                                   -             -              -      53,137,208             -               -
I/D Net Sales                                       -             -              -       2,163,457             -               -
I/G Net Sales                                       -             -              -     (13,764,252)            -               -
                                         ------------  ------------   ------------   -------------  ------------   -------------
TOTAL SALES                                         -             -              -      41,536,413             -               -

Cost of goods sold                                  -             -              -      43,359,856             -               -
                                         ------------  ------------   ------------   -------------  ------------   -------------
   GROSS PROFIT                                     -             -              -      (1,823,443)            -               -

Selling, general and administrative
   expenses                                   (23,537)            -              -          43,073             -               -
                                         ------------  ------------   ------------   -------------  ------------   -------------

   OPERATING INCOME                            23,537             -              -      (1,866,517)            -               -

Interest Expense, net                               -             -              -         (39,208)            -               -
Intercompany Interest, net                          -             -              -          82,791             -               -
Preferred Stock Accretion                           -             -              -               -             -               -
Miscellaneous (Income)/Expense                      -             -              -               -             -               -
Corporate Allocation Adjustment                     -             -              -       2,908,509             -               -
Commission Income                                   -             -              -               -             -               -
Commission Expense                                  -             -              -               -             -               -
Royalty Income                                      -             -              -               -             -               -
Royalty Expense                                     -             -              -               -             -               -
Joint Venture (Income)/Expense                      -             -              -         177,794             -               -
Minority Interest in Cons Net Income                -             -              -               -             -               -
Dividend Income                                     -             -              -               -             -               -
Discount/Income for Carcorp                         -             -              -               -             -               -
Gain/(Loss) Early Extinguishment of
   Debt                                             -             -              -               -             -               -
Discount/Premium on Hedges                          -             -              -               -             -               -
(Gain) / Loss on Hedges                             -             -              -               -             -               -
(Gain) / Loss on Swaps                              -             -              -               -             -               -
NAAIS Intercompany Sales Profit                     -             -              -               -             -               -
Loss on Sale of Receivables                         -             -              -               -             -               -
Restructuring Provision                             -             -              -               -             -               -
Foreign Transactions-(Gain)/Loss                    -             -              -         (50,857)            -               -
Amort of Discount on NPV of Liabilities             -             -              -               -             -               -
Gain/(Loss) Sale-Leaseback Transaction              -             -              -               -             -               -
                                         ------------  ------------   ------------   -------------  ------------   -------------
INCOME FROM CONTINUING OPERATIONS
BEFORE INCOME TAXES                            23,537             -              -      (4,945,547)            -               -

Federal Tax                                         -             -              -               -             -               -
State Income Tax                                    -             -              -               -             -               -
Foreign Income Tax                                  -             -              -               -             -               -
                                         ------------  ------------   ------------   -------------  ------------   -------------
INCOME FROM CONTINUING OPERATIONS              23,537             -              -      (4,945,547)            -               -

Discontinued Operations (Gain)/Loss                 -             -              -               -             -               -
Gain/Loss on Sale of Divisions                      -             -              -               -             -               -
Extraordinary Items                                 -             -              -               -             -               -
Integration                                         -             -              -               -             -               -
                                         ------------  ------------   ------------   -------------  ------------   -------------
NET INCOME (LOSS)                              23,537             -              -      (4,945,547)            -               -
                                         ============  ============   ============   =============  ============   =============


                                     5 of 7

                          COLLINS & AIKMAN CORPORATION
                         NOVEMBER 2005 -- FILING TO DATE
                                INCOME STATEMENT
                              (POST-PETITION ONLY)

                                            C & A
                                          Automotive   C & A Carpet   C & A Carpet   Textron Auto     C & A         Textron
                                        International, and Acoustics  and Acoustics  International  (Gibraltar)    Automotive
                                             Inc.       (TN), Inc.     (MI), Inc.    Services, Inc   Limited       (Asia) Inc.
                                           05-55980      05-55984       05-55982       05-55985      05-55989       05-55991
                                         ------------  ------------   -------------  ------------  ------------   ------------
Net Outside Sales                                   -    32,698,965               -             -             -              -
I/D Net Sales                                       -       270,910               -             -             -              -
I/G Net Sales                                       -        50,687               -             -             -              -
                                         ------------  ------------   -------------  ------------  ------------   ------------
TOTAL SALES                                         -    33,020,563               -             -             -              -

Cost of goods sold                                  -    32,302,166               -        18,018             -              -
                                         ------------  ------------   -------------  ------------  ------------   ------------
   GROSS PROFIT                                     -       718,397               -       (18,018)            -              -

Selling, general and administrative
   expenses                                         -        12,336               -             -        23,021        509,137
                                         ------------  ------------   -------------  ------------  ------------   ------------

   OPERATING INCOME                                 -       706,061               -       (18,018)      (23,021)      (509,137)

Interest Expense, net                               -             -               -             -           (10)             -
Intercompany Interest, net                          -        82,958               -             -             -              -
Preferred Stock Accretion                           -             -               -             -             -              -
Miscellaneous (Income)/Expense                      -             -               -             -             -              -
Corporate Allocation Adjustment                     -       723,945               -             -             -              -
Commission Income                                   -             -               -             -             -              -
Commission Expense                                  -             -               -             -             -              -
Royalty Income                                      -             -               -             -             -              -
Royalty Expense                                     -             -               -             -             -              -
Joint Venture (Income)/Expense                      -             -               -             -             -              -
Minority Interest in Cons Net Income                -             -               -             -             -              -
Dividend Income                                     -             -               -             -             -              -
Discount/Income for Carcorp                         -             -               -             -             -              -
Gain/(Loss) Early Extinguishment of
   Debt                                             -             -               -             -             -              -
Discount/Premium on Hedges                          -             -               -             -             -              -
(Gain) / Loss on Hedges                             -             -               -             -             -              -
(Gain) / Loss on Swaps                              -             -               -             -             -              -
NAAIS Intercompany Sales Profit                     -             -               -             -             -              -
Loss on Sale of Receivables                         -             -               -             -             -              -
Restructuring Provision                             -             -               -             -             -              -
Foreign Transactions-(Gain)/Loss                    -             -               -        83,874           619          2,078
Amort of Discount on NPV of Liabilities             -             -               -             -             -              -
Gain/(Loss) Sale-Leaseback Transaction              -             -               -             -             -              -
                                         ------------  ------------   -------------  ------------  ------------   ------------
INCOME FROM CONTINUING OPERATIONS
BEFORE INCOME TAXES                                 -      (100,842)              -      (101,892)      (23,631)      (511,215)

Federal Tax                                         -             -               -             -             -              -
State Income Tax                                    -             -               -             -             -              -
Foreign Income Tax                                  -             -               -             -             -              -
                                         ------------  ------------   -------------  ------------  ------------   ------------
INCOME FROM CONTINUING OPERATIONS                   -      (100,842)              -      (101,892)      (23,631)      (511,215)

Discontinued Operations (Gain)/Loss                 -             -               -             -             -              -
Gain/Loss on Sale of Divisions                      -             -               -             -             -              -
Extraordinary Items                                 -             -               -             -             -              -
Integration                                         -             -               -             -             -              -
                                         ------------  ------------   -------------  ------------  ------------   ------------
NET INCOME (LOSS)                                   -      (100,842)              -      (101,892)      (23,631)      (511,215)
                                         ============  ============   =============  ============  ============   ============


                                     6 of 7

                          COLLINS & AIKMAN CORPORATION
                         NOVEMBER 2005 -- FILING TO DATE
                                INCOME STATEMENT
                              (POST-PETITION ONLY)

                                              New                          C&A
                                           Baltimore        C&A        Automotive
                                           Holdings,     Automotive     Services,
                                              LLC         Mats, LLC        LLC
                                           05-55992       05-55969      05-55981
                                         ------------   ------------  ------------
Net Outside Sales                                   -              -             -
I/D Net Sales                                       -              -             -
I/G Net Sales                                   1,592              -             -
                                         ------------   ------------  ------------
TOTAL SALES                                     1,592              -             -

Cost of goods sold                             53,699              -             -
                                         ------------   ------------  ------------
   GROSS PROFIT                               (52,107)             -             -

Selling, general and administrative
   expenses                                         -              -             -
                                         ------------   ------------  ------------

   OPERATING INCOME                           (52,107)             -             -

Interest Expense, net                               -              -             -
Intercompany Interest, net                          -              -             -
Preferred Stock Accretion                           -              -             -
Miscellaneous (Income)/Expense                      -              -             -
Corporate Allocation Adjustment                     -              -             -
Commission Income                                   -              -             -
Commission Expense                                  -              -             -
Royalty Income                                      -              -             -
Royalty Expense                                     -              -             -
Joint Venture (Income)/Expense                      -              -             -
Minority Interest in Cons Net Income                -              -             -
Dividend Income                                     -              -             -
Discount/Income for Carcorp                         -              -             -
Gain/(Loss) Early Extinguishment of
   Debt                                             -              -             -
Discount/Premium on Hedges                          -              -             -
(Gain) / Loss on Hedges                             -              -             -
(Gain) / Loss on Swaps                              -              -             -
NAAIS Intercompany Sales Profit                     -              -             -
Loss on Sale of Receivables                         -              -             -
Restructuring Provision                             -              -             -
Foreign Transactions-(Gain)/Loss                    -              -             -
Amort of Discount on NPV of Liabilities             -              -             -
Gain/(Loss) Sale-Leaseback Transaction              -              -             -
                                         ------------   ------------  ------------
INCOME FROM CONTINUING OPERATIONS
BEFORE INCOME TAXES                           (52,107)             -             -

Federal Tax                                         -              -             -
State Income Tax                                    -              -             -
Foreign Income Tax                                  -              -             -
                                         ------------   ------------  ------------
INCOME FROM CONTINUING OPERATIONS             (52,107)             -             -

Discontinued Operations (Gain)/Loss                 -              -             -
Gain/Loss on Sale of Divisions                      -              -             -
Extraordinary Items                                 -              -             -
Integration                                         -              -             -
                                         ------------   ------------  ------------
NET INCOME (LOSS)                             (52,107)             -             -
                                         ============   ============  ============


                                     7 of 7

                           COLLINS AIKMAN CORPORATION
                                 NOVEMBER 2005
                               DIP BALANCE SHEET

                                                                      C A Can                                         Dura
                                                       Collins &      Domestic                         JPS__       Convertible
                                                         Aikman        Holding         C & A        Automotive,      Systems,
                                                         Parent        Company      Products Co.       Inc.            Inc
                                         Total          05-55927       05-55930       05-55932       05-55935        05-55942
                                     --------------  -------------- -------------- --------------  --------------  --------------
ASSETS
Cash                                     81,399,270               -              -     80,701,210           6,752           3,000
Accounts Receivable-Trade, net           80,305,484               -              -   (158,703,715)     22,579,815       9,160,212
Other Non-Trade Receivables               6,252,905               -              -      2,884,683               -          32,647
Inventories, net                        116,706,806               -              -     15,891,596      12,900,785       9,321,509
Tooling and Molding, net-current         63,567,171               -              -      7,169,638               -        (418,195)
Prepaids & Other Current Assets          76,509,518               -              -     32,517,009      14,438,730       2,406,357
Deferred Tax Assets-current                 (87,825)              -              -     (1,224,646)        130,000               -
                                     --------------  -------------- -------------- --------------  --------------  --------------
   TOTAL CURRENT ASSETS                 424,653,329               -              -    (20,764,224)     50,056,083      20,505,531

Investments in Subsidiaries           2,534,708,519      83,367,715     97,290,718  1,683,436,352               -               -
Fixed Assets, net                       348,595,432               -              -     49,493,093      53,409,974       4,272,892
Goodwill, net                           978,554,071               -              -    167,961,702      15,120,048       3,067,744
Deferred Tax Assets-Long Term            25,938,826               -              -     29,975,226               -               -
Tooling and Molding, net-Long Term       13,047,862               -              -        776,899       1,294,998               -
Other Noncurrent Assets                  95,811,052               -              -     71,514,986        (504,686)         21,607
Intercompany Assets                     190,228,716               -              -    195,690,697       7,263,774      (2,415,332)
PP IC Accounts Receivable               673,867,445     206,452,371    280,517,901    580,597,451      99,071,854      15,907,715
                                     --------------  -------------- -------------- --------------  --------------  --------------
TOTAL ASSETS                          5,285,405,252     289,820,086    377,808,618  2,758,682,181     225,712,044      41,360,157
                                     ==============  ============== ============== ==============  ==============  ==============

LIABILITIES AND EQUITY
Notes Payable                                     -               -              -              -               -               -
Short Term Borrowings                             -               -              -              -               -               -
Advance on Receivables                            -               -              -              -               -               -
Current Portion-Long Term Debt          259,125,000               -              -    259,125,000               -               -
Current Portion-Capital Leases                    -               -              -              -               -               -
Accounts Payable                         48,555,420               -              -      9,049,394       5,628,365       1,058,387
Accrued Interest Payable                  6,078,891               -              -      6,078,891               -               -
Accrued & Other Liabilities              62,166,472               -              -     52,052,379       3,953,093       1,034,383
Income Taxes Payable                     (5,267,695)              -              -     (5,286,547)              -               -
                                     --------------  -------------- -------------- --------------  --------------  --------------
TOTAL CURRENT LIABILITIES               370,658,089               -              -    321,019,117       9,581,458       2,092,770

LIABILITIES--SUBJECT TO COMPROMISE    2,357,289,589               -              -  2,141,683,776      23,686,228      12,039,401
                                     --------------  -------------- -------------- --------------  --------------  --------------
TOTAL LIABILITIES                     2,727,947,678               -              -  2,462,702,892      33,267,687      14,132,171

Total Equity                          2,557,457,574     289,820,086    377,808,618    295,979,289     192,444,357      27,227,986
                                     --------------  -------------- -------------- --------------  --------------  --------------
TOTAL LIABILITIES AND EQUITY          5,285,405,252     289,820,086    377,808,618  2,758,682,181     225,712,044      41,360,157
                                     ==============  ============== ============== ==============  ==============  ==============



                                     1 of 7

                          COLLINS AIMKMAN CORPORATION
                                 NOVEMBER 2005
                               DIP BALANCE SHEET


                                        C & A                                            Amco           C & A            C & A
                                      Development                      Southwest      Convertible    International     Accessory
                                          Co.         Owosso, MI       Laminates        Fabrics          Corp.         Mats, Inc.
                                        05-55943       05-55946        05-55948        05-55949        05-55951         05-55952
                                     --------------  --------------  --------------  --------------  --------------  --------------
ASSETS
Cash                                              -               -             159               -           2,199         316,794
Accounts Receivable-Trade, net                    -       1,178,872      17,507,648               -               -       9,708,444
Other Non-Trade Receivables                       -               -               -          92,398               -          75,162
Inventories, net                                  -       2,512,550       3,150,594       3,683,955               -       3,731,853
Tooling and Molding, net-current                  -               -               -               -               -       2,066,116
Prepaids & Other Current Assets                   -         105,140          65,894         794,138             442       1,822,993
Deferred Tax Assets-current                       -               -          91,421               -               -               -
                                     --------------  --------------  --------------  --------------  --------------  --------------
   TOTAL CURRENT ASSETS                           -       3,796,561      20,815,716       4,570,491           2,641      17,721,362

Investments in Subsidiaries                       -               -               -               -     164,130,994               -
Fixed Assets, net                                 -       3,517,835       2,141,363               -               -      12,510,099
Goodwill, net                            15,000,000               -      12,747,886               -               -               -
Deferred Tax Assets-Long Term                     -               -               -               -               -               -
Tooling and Molding, net-Long Term                -          26,140               -               -               -         (11,330)
Other Noncurrent Assets                           -               -               -               -               -         691,665
Intercompany Assets                               -      (1,409,396)      1,452,743       3,886,552          (8,500)      8,337,140
PP IC Accounts Receivable                      (133)     (7,227,700)    (21,772,997)     11,911,405     148,997,775      10,166,125
                                     --------------  --------------  --------------  --------------  --------------  --------------
TOTAL ASSETS                             14,999,867      (1,296,560)     15,384,711      20,368,448     313,122,910      49,415,060
                                     ==============  ==============  ==============  ==============  ==============  ==============

LIABILITIES AND EQUITY
Notes Payable                                     -               -               -               -               -               -
Short Term Borrowings                             -               -               -               -               -               -
Advance on Receivables                            -               -               -               -               -               -
Current Portion-Long Term Debt                    -               -               -               -               -               -
Current Portion-Capital Leases                    -               -               -               -               -               -
Accounts Payable                                  -        (157,968)        522,361         (86,264)              -       2,814,225
Accrued Interest Payable                          -               -               -               -               -               -
Accrued & Other Liabilities                       -          64,100         543,463               -               -       4,470,369
Income Taxes Payable                              -               -               -               -               -               -
                                     --------------  --------------  --------------  --------------  --------------  --------------
TOTAL CURRENT LIABILITIES                         -         (93,868)      1,065,824         (86,264)              -       7,284,594

LIABILITIES--SUBJECT TO COMPROMISE                -       1,673,275       1,022,255       1,423,098               -       7,726,159
                                     --------------  --------------  --------------  --------------  --------------  --------------
TOTAL LIABILITIES                                 -       1,579,407       2,088,079       1,336,834               -      15,010,753

Total Equity                             14,999,867      (2,875,967)     13,296,632      19,031,614     313,122,910      34,404,308
                                     --------------  --------------  --------------  --------------  --------------  --------------
TOTAL LIABILITIES AND EQUITY             14,999,867      (1,296,560)     15,384,711      20,368,448     313,122,910      49,415,060
                                     ==============  ==============  ==============  ==============  ==============  ==============



                                     2 of 7

                           COLLINS AIKMAN CORPORATION
                                 NOVEMBER 2005
                               DIP BALANCE SHEET

                                                                                         C & A                          Wickes
                                        Textron                         Textron          Asset                          Asset
                                       Automotive       Brut           Automotive       Services,        C & A        Management,
                                    Interiors, Inc.  Plastics, Inc.  Exteriors, Inc    Inc.-Consol   Plastics, Inc        Inc.
                                        05-55956       05-55957         05-55958        05-55959        05-55960        05-55962
                                    ---------------  --------------  --------------  --------------  --------------  --------------
ASSETS
Cash                                         29,500               -          18,771               -          (3,694)              -
Accounts Receivable-Trade, net           26,002,829               -      38,416,491               -      82,794,041               -
Other Non-Trade Receivables                       -               -       1,710,404               -       1,029,184          28,581
Inventories, net                         28,027,824               -      14,494,540               -       1,824,494               -
Tooling and Molding, net-current                  -               -         181,829               -      36,643,058               -
Prepaids & Other Current Assets          15,545,449               -       2,991,359               -         493,690           2,100
Deferred Tax Assets-current                       -               -               -               -               -               -
                                     --------------  --------------  --------------  --------------  --------------  --------------
   TOTAL CURRENT ASSETS                  69,605,603               -      57,813,395               -     122,780,772          30,681

Investments in Subsidiaries                       -               -               -     (17,789,881)     81,550,000               -
Fixed Assets, net                        82,300,348               -      63,983,946               -       7,732,985          23,365
Goodwill, net                           139,898,759               -     189,072,932               -     116,820,923               -
Deferred Tax Assets-Long Term                     -               -               -               -               -               -
Tooling and Molding, net-Long Term       11,031,707               -        (140,684)              -          45,324               -
Other Noncurrent Assets                  19,605,624               -      (3,922,643)              -           8,864               -
Intercompany Assets                     (20,370,479)              -      (3,390,206)              -      (6,903,589)          5,753
PP IC Accounts Receivable              (151,572,451)              -     (31,294,097)       (126,097)   (179,630,861)     13,761,968
                                     --------------  --------------  --------------  --------------  --------------  --------------
TOTAL ASSETS                            150,499,111               -     272,122,643     (17,915,978)    142,404,419      13,821,766
                                     ==============  ==============  ==============  ==============  ==============  ==============

LIABILITIES AND EQUITY
Notes Payable                                     -               -               -               -               -               -
Short Term Borrowings                             -               -               -               -               -               -
Advance on Receivables                            -               -               -               -               -               -
Current Portion-Long Term Debt                    -               -               -               -               -               -
Current Portion-Capital Leases                    -               -               -               -               -               -
Accounts Payable                          2,443,919               -      21,691,161               -         274,754             206
Accrued Interest Payable                          -               -               -               -               -               -
Accrued & Other Liabilities               3,529,524               -       3,022,278               -        (464,779)            544
Income Taxes Payable                              -               -               -               -               -               -
                                     --------------  --------------  --------------  --------------  --------------  --------------
TOTAL CURRENT LIABILITIES                 5,973,443               -      24,713,438               -        (190,025)            750

LIABILITIES--SUBJECT TO COMPROMISE       67,897,130               -       7,128,000               -      62,249,008      (7,844,690)
                                     --------------  --------------  --------------  --------------  --------------  --------------
TOTAL LIABILITIES                        73,870,573               -      31,841,438               -      62,058,983      (7,843,940)

Total Equity                             76,628,538               -     240,281,205     (17,915,978)     80,345,435      21,665,706
                                     --------------  --------------  --------------  --------------  --------------  --------------
TOTAL LIABILITIES AND EQUITY            150,499,111               -     272,122,643     (17,915,978)    142,404,419      13,821,766
                                     ==============  ==============  ==============  ==============  ==============  ==============



                                     3 of 7

                           COLLINS AIKMAN CORPORATION
                                 NOVEMBER 2005
                               DIP BALANCE SHEET

                                                                        Textron
                                                         C & A        Automotive        Wickes
                                         C & A         Properties,    (Argentina)    Manufacturing       C & A          C & A
                                     Fabrics, Inc.        Inc.            Inc.          Company      Interiors, Inc   Europe, Inc.
                                        05-55963        05-55964        05-55965        05-55968        05-55970        05-55971
                                     --------------  --------------  --------------  --------------  --------------  --------------
ASSETS
Cash                                         12,800           4,380           2,758               -               -               -
Accounts Receivable-Trade, net            8,701,305               -            (388)              -               -               -
Other Non-Trade Receivables                 166,145               -          24,093               -               -               -
Inventories, net                         15,455,423               -               -               -               -               -
Tooling and Molding, net-current                  -               -               -               -               -               -
Prepaids & Other Current Assets           3,625,976               -          26,833               -               -               -
Deferred Tax Assets-current                 915,400               -               -               -               -               -
                                     --------------  --------------  --------------  --------------  --------------  --------------
   TOTAL CURRENT ASSETS                  28,877,049           4,380          53,296               -               -               -

Investments in Subsidiaries                       -               -               -               -     200,858,103     120,915,758
Fixed Assets, net                        38,560,210               -               -               -               -               -
Goodwill, net                           192,724,235               -         203,000               -               -               -
Deferred Tax Assets-Long Term            (4,036,400)              -               -               -               -               -
Tooling and Molding, net-Long Term                -               -               -               -               -               -
Other Noncurrent Assets                   5,561,663         111,252               -               -               -               -
Intercompany Assets                       6,675,594         (18,900)              -           9,425               -               -
PP IC Accounts Receivable              (154,812,107)    157,073,380               -      (8,886,636)   (145,234,274)     (1,135,736)
                                     --------------  --------------  --------------  --------------  --------------  --------------
TOTAL ASSETS                            113,550,243     157,170,111         256,296      (8,877,211)     55,623,829     119,780,021
                                     ==============  ==============  ==============  ==============  ==============  ==============

LIABILITIES AND EQUITY
Notes Payable                                     -               -               -               -               -               -
Short Term Borrowings                             -               -               -               -               -               -
Advance on Receivables                            -               -               -               -               -               -
Current Portion-Long Term Debt                    -               -               -               -               -               -
Current Portion-Capital Leases                    -               -               -               -               -               -
Accounts Payable                          2,722,398               -               -               -               -               -
Accrued Interest Payable                          -               -               -               -               -               -
Accrued & Other Liabilities               3,033,575               -           8,597     (10,781,121)              -               -
Income Taxes Payable                              -               -               -               -               -               -
                                     --------------  --------------  --------------  --------------  --------------  --------------
TOTAL CURRENT LIABILITIES                 5,755,974               -           8,597     (10,781,121)              -               -

LIABILITIES--SUBJECT TO COMPROMISE       20,528,993               -         179,471      (1,472,470)              -               -
                                     --------------  --------------  --------------  --------------  --------------  --------------
TOTAL LIABILITIES                        26,284,966               -         188,068     (12,253,592)              -               -

Total Equity                             87,265,277     157,170,111          68,228       3,376,381      55,623,829     119,780,021
                                     --------------  --------------  --------------  --------------  --------------  --------------
TOTAL LIABILITIES AND EQUITY            113,550,243     157,170,111         256,296      (8,877,211)     55,623,829     119,780,021
                                     ==============  ==============  ==============  ==============  ==============  ==============



                                     4 of 7

                           COLLINS AIKMAN CORPORATION
                                 NOVEMBER 2005
                               DIP BALANCE SHEET

                                                                         M&C                          Textron Auto
                                         Comet          Gamble         Advanced                         Overseas
                                       Acoustics,     Development      Processes,     Becker Group,    Investment,  CW Management
                                          Inc.            Co.             Inc             LLC             Inc           Corp.
                                        05-55972       05-55974         05-55976        05-55977        05-55978      05-55979
                                     --------------  --------------  --------------  --------------  -------------- --------------
ASSETS
Cash                                              -               -               -         129,607               -              -
Accounts Receivable-Trade, net             (145,318)              -         315,966      16,786,825               -              -
Other Non-Trade Receivables                       -               -               -         147,312               -              -
Inventories, net                                  -               -               -       4,089,428               -              -
Tooling and Molding, net-current                  -               -               -      17,570,546               -              -
Prepaids & Other Current Assets                   -               -          81,905         709,277               -          2,500
Deferred Tax Assets-current                       -               -               -               -               -              -
                                     --------------  --------------  --------------  --------------  -------------- --------------
   TOTAL CURRENT ASSETS                    (145,318)              -         397,871      39,432,996               -          2,500

Investments in Subsidiaries                       -               -               -               -               -              -
Fixed Assets, net                           (10,206)              -         112,489      23,283,676               -              -
Goodwill, net                                     -               -      (5,463,632)    132,589,075               -              -
Deferred Tax Assets-Long Term                     -               -               -               -               -              -
Tooling and Molding, net-Long Term                -               -               -          65,382               -              -
Other Noncurrent Assets                           -               -               -       2,683,818               -              -
Intercompany Assets                         145,318               -               -       3,020,745               -       (460,541)
PP IC Accounts Receivable                      (510)     (1,842,290)      2,040,762    (151,955,866)              -      2,391,015
                                     --------------  --------------  --------------  --------------  -------------- --------------
TOTAL ASSETS                                (10,715)     (1,842,290)     (2,912,509)     49,119,827               -      1,932,974
                                     ==============  ==============  ==============  ==============  ============== ==============

LIABILITIES AND EQUITY
Notes Payable                                     -               -               -               -               -              -
Short Term Borrowings                             -               -               -               -               -              -
Advance on Receivables                            -               -               -               -               -              -
Current Portion-Long Term Debt                    -               -               -               -               -              -
Current Portion-Capital Leases                    -               -               -               -               -              -
Accounts Payable                                  -               -               -       1,780,874               -              -
Accrued Interest Payable                          -               -               -               -               -              -
Accrued & Other Liabilities                       -               -          18,750       1,501,421               -       (460,541)
Income Taxes Payable                              -               -               -               -               -              -
                                     --------------  --------------  --------------  --------------  -------------- --------------
TOTAL CURRENT LIABILITIES                         -               -          18,750       3,282,294               -       (460,541)

LIABILITIES--SUBJECT TO COMPROMISE                -        (561,743)          6,677      13,625,627               -      2,229,499
                                     --------------  --------------  --------------  --------------  -------------- --------------
TOTAL LIABILITIES                                 -        (561,743)         25,427      16,907,922               -      1,768,958

Total Equity                                (10,715)     (1,280,547)     (2,937,937)     32,211,905               -        164,015
                                     --------------  --------------  --------------  --------------  -------------- --------------
TOTAL LIABILITIES AND EQUITY                (10,715)     (1,842,290)     (2,912,509)     49,119,827               -      1,932,974
                                     ==============  ==============  ==============  ==============  ============== ==============



                                     5 of 7

                           COLLINS AIKMAN CORPORATION
                                 NOVEMBER 2005
                               DIP BALANCE SHEET


                                        C & A
                                      Automotive     C & A Carpet   C & A Carpet    Textron Auto       C & A          Textron
                                     International,  And Acoustics  And Acoustics  International     (Gibraltar)     Automotive
                                          Inc.        (TN), Inc.      (MI), Inc.   Services, Inc      Limited        (Asia) Inc.
                                        05-55980       05-55984        05-55982       05-55985        05-55989        05-55991
                                     -------------- --------------  -------------- --------------  --------------  --------------
ASSETS
Cash                                              -         57,043               -              -           1,868         116,123
Accounts Receivable-Trade, net                    -      5,935,553               -              -               -               -
Other Non-Trade Receivables                       -          1,575          25,000              -               -          35,721
Inventories, net                                  -      1,622,256               -              -               -               -
Tooling and Molding, net-current                  -        354,177               -              -               -               -
Prepaids & Other Current Assets                   -        788,116               -              -               -          14,381
Deferred Tax Assets-current                       -              -               -              -               -               -
                                     -------------- --------------  -------------- --------------  --------------  --------------
   TOTAL CURRENT ASSETS                           -      8,758,719          25,000              -           1,868         166,224

Investments in Subsidiaries                       -              -               -              -     120,948,761               -
Fixed Assets, net                                 -      6,515,340               -              -               -          64,071
Goodwill, net                                     -              -               -     (2,601,844)              -        (635,460)
Deferred Tax Assets-Long Term                     -              -               -              -               -               -
Tooling and Molding, net-Long Term                -        (40,574)              -              -               -               -
Other Noncurrent Assets                           -         38,903               -              -               -               -
Intercompany Assets                               -       (920,953)              -        (18,018)        (15,565)       (433,742)
PP IC Accounts Receivable                         -     (1,024,537)      4,186,278        827,709          32,732        (858,651)
                                     -------------- --------------  -------------- --------------  --------------  --------------
TOTAL ASSETS                                      -     13,326,898       4,211,278     (1,792,153)    120,967,796      (1,697,558)
                                     ============== ==============  ============== ==============  ==============  ==============

LIABILITIES AND EQUITY
Notes Payable                                     -              -               -              -               -               -
Short Term Borrowings                             -              -               -              -               -               -
Advance on Receivables                            -              -               -              -               -               -
Current Portion-Long Term Debt                    -              -               -              -               -               -
Current Portion-Capital Leases                    -              -               -              -               -               -
Accounts Payable                                  -        730,784               -              -               -               -
Accrued Interest Payable                          -              -               -              -               -               -
Accrued & Other Liabilities                       -        528,751               -         95,112           7,625           8,949
Income Taxes Payable                              -              -               -              -          18,853               -
                                     -------------- --------------  -------------- --------------  --------------  --------------
TOTAL CURRENT LIABILITIES                         -      1,259,535               -         95,112          26,477           8,949

LIABILITIES--SUBJECT TO COMPROMISE                -      3,417,391             214              -               -               -
                                     -------------- --------------  -------------- --------------  --------------  --------------
TOTAL LIABILITIES                                 -      4,676,927             214         95,112          26,477           8,949

Total Equity                                      -      8,649,971       4,211,064     (1,887,266)    120,941,318      (1,706,506)
                                     -------------- --------------  -------------- --------------  --------------  --------------
TOTAL LIABILITIES AND EQUITY                      -     13,326,898       4,211,278     (1,792,153)    120,967,796      (1,697,558)
                                     ============== ==============  ============== ==============  ==============  ==============



                                     6 of 7

                           COLLINS AIKMAN CORPORATION
                                 NOVEMBER 2005
                               DIP BALANCE SHEET


                                                         C&A            C&A
                                     New Baltimore    Automotive      Automotive
                                     Holdings, LLC     Mats, LLC     Services, LLC
                                       05-55992        05-55969        05-55981
                                     --------------  -------------- --------------
ASSETS
Cash                                              -               -              -
Accounts Receivable-Trade, net               66,903               -              -
Other Non-Trade Receivables                       -               -              -
Inventories, net                                  -               -              -
Tooling and Molding, net-current                  -               -              -
Prepaids & Other Current Assets              77,228               -              -
Deferred Tax Assets-current                       -               -              -
                                     --------------  -------------- --------------
   TOTAL CURRENT ASSETS                     144,132               -              -

Investments in Subsidiaries                       -               -              -
Fixed Assets, net                           683,953               -              -
Goodwill, net                             2,048,703               -              -
Deferred Tax Assets-Long Term                     -               -              -
Tooling and Molding, net-Long Term                -               -              -
Other Noncurrent Assets                           -               -              -
Intercompany Assets                         106,195               -              -
PP IC Accounts Receivable                (2,694,049)              -              -
                                     --------------  -------------- --------------
TOTAL ASSETS                                288,933               -              -
                                     ==============  ============== ==============

LIABILITIES AND EQUITY
Notes Payable                                     -               -              -
Short Term Borrowings                             -               -              -
Advance on Receivables                            -               -              -
Current Portion-Long Term Debt                    -               -              -
Current Portion-Capital Leases                    -               -              -
Accounts Payable                             82,825               -              -
Accrued Interest Payable                          -               -              -
Accrued & Other Liabilities                       -               -              -
Income Taxes Payable                              -               -              -
                                     --------------  -------------- --------------
TOTAL CURRENT LIABILITIES                    82,825               -              -

LIABILITIES--SUBJECT TO COMPROMISE          652,289               -              -
                                     --------------  -------------- --------------
TOTAL LIABILITIES                           735,114               -              -

Total Equity                               (446,181)              -              -
                                     --------------  -------------- --------------
TOTAL LIABILITIES AND EQUITY                288,933               -              -
                                     ==============  ============== ==============



                                     7 of 7

                           COLLINS AIKMAN CORPORATION
                       LIABILITIES SUBJECT TO COMPROMISE
                              As of November 2005


                                                                            C A CAN
                                                             COLLINS &      DOMESTIC                                        DURA
                                                              AIKMAN        HOLDING       C & A       JPS_AUTOMOTIVE,   CONVERTIBLE
                                                              PARENT        COMPANY     PRODUCTS CO.           INC.     SYSTEMS, INC
                                              TOTAL          05-55927       05-55930       05-55932       05-55935        05-55942
                                         -------------  -------------  -------------  -------------   -------------   -------------
A/P - Trade - Pre Petition                 219,102,782              -              -     45,319,565      20,931,474      10,376,184
A/P - Rec'd - Not Invoiced Pre Petition     12,620,248              -              -              -         428,201         221,738
A/P - Pre Petition Other                   (31,511,841)             -              -     (3,830,539)     (1,295,964)              -
A/P - Tooling                               57,918,524              -              -              -               -               -
A/P - Capital                                1,831,368              -              -              -         103,885               -

PP Short Term Borrowings                             -              -              -              -               -               -
PP Accrued Liabilities                      71,427,867              -              -     79,532,443         388,515          81,471
PP Accrued Local Property Tax                1,156,962              -              -        (44,073)        331,009               -
PP Accrued Sales & Use Tax                    (329,962)             -              -       (261,258)         65,364               -
PP Environmental Reserve                    34,213,880              -              -     34,213,880               -               -
PP Disc Ops Reserve                                  -              -              -              -               -               -
PP Restructuring Reserve                    14,417,358              -              -     14,417,358               -               -
PP Long Term Debt                        1,587,697,736              -              -  1,587,697,736               -               -
PP Capital Leases                              297,362              -              -        297,362               -               -

Long Term Debt                                       -              -              -              -               -               -
Capital Lease Obligations-Long Term                  -              -              -              -               -               -
Deferred Income Taxes                       20,831,599              -              -     20,831,599               -               -
Minority Interest in Consol Subs                     -              -              -              -               -               -
Preferred Stock of Products Co             222,875,520              -              -    222,875,520               -               -
Other Noncurrent Liabilities               144,740,185              -              -    140,634,181       2,733,744       1,360,008

                                         -------------  -------------  -------------  -------------   -------------   -------------
LIABILITIES SUBJECT TO COMPROMISE        2,357,289,589              -              -  2,141,683,776      23,686,228      12,039,401
                                         =============  =============  =============  =============   =============   =============

                                     1 of 7

                           COLLINS AIKMAN CORPORATION
                       LIABILITIES SUBJECT TO COMPROMISE
                              As of November 2005

                                                                                           AMCO           C & A          C & A
                                            C & A           OWOSSO,      SOUTHWEST     CONVERTIBLE    INTERNATIONAL    ACCESSORY
                                        DEVELOPMENT CO.       MI         LAMINATES       FABRICS          CORP.        MATS, INC.
                                           05-55943        05-55946       05-55948       05-55949        05-55951       05-55952
                                         -------------   -------------  -------------  -------------  -------------   -------------
A/P - Trade - Pre Petition                           -       1,315,926        859,627      1,423,098              -       7,303,574
A/P - Rec'd - Not Invoiced Pre Petition              -         281,835              -              -              -               -
A/P - Pre Petition Other                             -          75,515              -              -              -               -
A/P - Tooling                                        -               -              -              -              -               -
A/P - Capital                                        -               -              -              -              -               -

PP Short Term Borrowings                             -               -              -              -              -               -
PP Accrued Liabilities                               -               -        130,972              -              -               -
PP Accrued Local Property Tax                        -               -         31,656              -              -               -
PP Accrued Sales & Use Tax                           -               -              -              -              -               -
PP Environmental Reserve                             -               -              -              -              -               -
PP Disc Ops Reserve                                  -               -              -              -              -               -
PP Restructuring Reserve                             -               -              -              -              -               -
PP Long Term Debt                                    -               -              -              -              -               -
PP Capital Leases                                    -               -              -              -              -               -

Long Term Debt                                       -               -              -              -              -               -
Capital Lease Obligations-Long Term                  -               -              -              -              -               -
Deferred Income Taxes                                -               -              -              -              -               -
Minority Interest in Consol Subs                     -               -              -              -              -               -
Preferred Stock of Products Co                       -               -              -              -              -               -
Other Noncurrent Liabilities                         -               -              -              -              -         422,585
                                         -------------   -------------  -------------  -------------  -------------   -------------
LIABILITIES SUBJECT TO COMPROMISE                    -       1,673,275      1,022,255      1,423,098              -       7,726,159
                                         =============   =============  =============  =============  =============   =============

                                     2 of 7

                           COLLINS AIKMAN CORPORATION
                       LIABILITIES SUBJECT TO COMPROMISE
                              As of November 2005

                                                                          TEXTRON       C & A ASSET                      WICKES
                                           TEXTRON           BRUT        AUTOMOTIVE      SERVICES,                        ASSET
                                          AUTOMOTIVE       PLASTICS,      EXTERIORS,       INC.-          C & A         MANAGEMENT,
                                        INTERIORS, INC.      INC.            INC          CONSOL       PLASTICS, INC       INC.
                                            05-55956       05-55957        05-55958       05-55959       05-55960        05-55962
                                         -------------   -------------  -------------   -------------  -------------  -------------
A/P - Trade - Pre Petition                  61,411,365               -     31,943,222               -      4,116,810        169,019
A/P - Rec'd - Not Invoiced Pre Petition        980,135               -      8,893,809               -          8,296              -
A/P - Pre Petition Other                     3,879,087               -    (29,893,654)              -       (196,078)             -
A/P - Tooling                                        -               -              -               -     57,918,524              -
A/P - Capital                                      825               -              -               -              -              -

PP Short Term Borrowings                             -               -              -               -              -              -
PP Accrued Liabilities                       1,327,452               -     (3,913,513)              -        401,456     (8,013,709)
PP Accrued Local Property Tax                  328,945               -        200,764               -              -              -
PP Accrued Sales & Use Tax                       8,787               -       (142,855)              -              -              -
PP Environmental Reserve                             -               -              -               -              -              -
PP Disc Ops Reserve                                  -               -              -               -              -              -
PP Restructuring Reserve                             -               -              -               -              -              -
PP Long Term Debt                                    -               -              -               -              -              -
PP Capital Leases                                    -               -              -               -              -              -

Long Term Debt                                       -               -              -               -              -              -
Capital Lease Obligations-Long Term                  -               -              -               -              -              -
Deferred Income Taxes                                -               -              -               -              -              -
Minority Interest in Consol Subs                     -               -              -               -              -              -
Preferred Stock of Products Co                       -               -              -               -              -              -
Other Noncurrent Liabilities                   (39,466)              -         40,227               -              -              -
                                         -------------   -------------  -------------   -------------  -------------  -------------
LIABILITIES SUBJECT TO COMPROMISE           67,897,130               -     34,189,844               -     62,249,008     (7,844,690)
                                         =============   =============  =============   =============  =============  =============

                                     3 of 7

                           COLLINS AIKMAN CORPORATION
                       LIABILITIES SUBJECT TO COMPROMISE
                              As of November 2005

                                                                          TEXTRON
                                                           C & A         AUTOMOTIVE       WICKES          C & A
                                             C & A       PROPERTIES,    (ARGENTINA)    MANUFACTURING    INTERIORS,       C & A
                                         FABRICS, INC.      INC.           INC.           COMPANY           INC       EUROPE, INC.
                                            05-55963      05-55964       05-55965        05-55968         05-55970       05-55971
                                         -------------  -------------  -------------   -------------   -------------  -------------
A/P - Trade - Pre Petition                  17,774,482              -        179,471          26,620               -              -
A/P - Rec'd - Not Invoiced Pre Petition              -              -              -               -               -              -
A/P - Pre Petition Other                        26,039              -              -               -               -              -
A/P - Tooling                                        -              -              -               -               -              -
A/P - Capital                                1,726,657              -              -               -               -              -

PP Short Term Borrowings                             -              -              -               -               -              -
PP Accrued Liabilities                         753,838              -              -        (627,515)              -              -
PP Accrued Local Property Tax                  247,977              -              -               -               -              -
PP Accrued Sales & Use Tax                           -              -              -               -               -              -
PP Environmental Reserve                             -              -              -               -               -              -
PP Disc Ops Reserve                                  -              -              -               -               -              -
PP Restructuring Reserve                             -              -              -               -               -              -
PP Long Term Debt                                    -              -              -               -               -              -
PP Capital Leases                                    -              -              -               -               -              -

Long Term Debt                                       -              -              -               -               -              -
Capital Lease Obligations-Long Term                  -              -              -               -               -              -
Deferred Income Taxes                                -              -              -               -               -              -
Minority Interest in Consol Subs                     -              -              -               -               -              -
Preferred Stock of Products Co                       -              -              -               -               -              -
Other Noncurrent Liabilities                         -              -              -        (871,576)              -              -
                                         -------------  -------------  -------------   -------------   -------------  -------------
LIABILITIES SUBJECT TO COMPROMISE           20,528,993              -        179,471      (1,472,470)              -              -
                                         =============  =============  =============   =============   =============  =============

                                     4 of 7

                           COLLINS AIKMAN CORPORATION
                       LIABILITIES SUBJECT TO COMPROMISE
                              As of November 2005

                                                                             M&C
                                             COMET          GAMBLE         ADVANCED        BECKER      TEXTRON AUTO       CW
                                           ACOUSTICS,    DEVELOPMENT      PROCESSES,       GROUP,        OVERSEAS      MANAGEMENT
                                              INC.            CO.            INC            LLC       INVESTMENT, INC     CORP.
                                            05-55972       05-55974        05-55976       05-55977        05-55978      05-55979
                                         -------------  -------------   -------------  -------------   -------------  -------------
A/P - Trade - Pre Petition                           -            (71)          6,677     12,438,439               -              -
A/P - Rec'd - Not Invoiced Pre Petition              -              -               -      1,806,235               -              -
A/P - Pre Petition Other                             -              -               -       (300,031)              -              -
A/P - Tooling                                        -              -               -              -               -              -
A/P - Capital                                        -              -               -              -               -              -

PP Short Term Borrowings                             -              -               -              -               -              -
PP Accrued Liabilities                               -       (561,672)              -       (319,016)              -      2,229,499
PP Accrued Local Property Tax                        -              -               -              -               -              -
PP Accrued Sales & Use Tax                           -              -               -              -               -              -
PP Environmental Reserve                             -              -               -              -               -              -
PP Disc Ops Reserve                                  -              -               -              -               -              -
PP Restructuring Reserve                             -              -               -              -               -              -
PP Long Term Debt                                    -              -               -              -               -              -
PP Capital Leases                                    -              -               -              -               -              -

Long Term Debt                                       -              -               -              -               -              -
Capital Lease Obligations-Long Term                  -              -               -              -               -              -
Deferred Income Taxes                                -              -               -              -               -              -
Minority Interest in Consol Subs                     -              -               -              -               -              -
Preferred Stock of Products Co                       -              -               -              -               -              -
Other Noncurrent Liabilities                         -              -               -              -               -              -
                                         -------------  -------------   -------------  -------------   -------------  -------------
LIABILITIES SUBJECT TO COMPROMISE                    -       (561,743)          6,677     13,625,627               -      2,229,499
                                         =============  =============   =============  =============   =============  =============

                                     5 of 7

                           COLLINS AIKMAN CORPORATION
                       LIABILITIES SUBJECT TO COMPROMISE
                              As of November 2005

                                                            C & A
                                             C & A          CARPET        C & A
                                          AUTOMOTIVE         AND        CARPET AND     TEXTRON AUTO       C & A         TEXTRON
                                         INTERNATIONAL,   ACOUSTICS     ACOUSTICS     INTERNATIONAL     (GIBRALTAR)    AUTOMOTIVE
                                              INC.        (TN), INC.    (MI), INC.    SERVICES, INC       LIMITED      (ASIA) INC.
                                            05-55980       05-55984      05-55982        05-55985         05-55989       05-55991
                                         -------------  -------------  -------------  -------------    -------------  -------------
A/P - Trade - Pre Petition                           -      3,339,062            214              -                -              -
A/P - Rec'd - Not Invoiced Pre Petition              -              -              -              -                -              -
A/P - Pre Petition Other                             -              -              -              -                -              -
A/P - Tooling                                        -              -              -              -                -              -
A/P - Capital                                        -              -              -              -                -              -

PP Short Term Borrowings                             -              -              -              -                -              -
PP Accrued Liabilities                               -         17,646              -              -                -              -
PP Accrued Local Property Tax                        -         60,684              -              -                -              -
PP Accrued Sales & Use Tax                           -              -              -              -                -              -
PP Environmental Reserve                             -              -              -              -                -              -
PP Disc Ops Reserve                                  -              -              -              -                -              -
PP Restructuring Reserve                             -              -              -              -                -              -
PP Long Term Debt                                    -              -              -              -                -              -
PP Capital Leases                                    -              -              -              -                -              -

Long Term Debt                                       -              -              -              -                -              -
Capital Lease Obligations-Long Term                  -              -              -              -                -              -
Deferred Income Taxes                                -              -              -              -                -              -
Minority Interest in Consol Subs                     -              -              -              -                -              -
Preferred Stock of Products Co                       -              -              -              -                -              -
Other Noncurrent Liabilities                         -              -              -              -                -              -
                                         -------------  -------------  -------------  -------------    -------------  -------------
LIABILITIES SUBJECT TO COMPROMISE                    -      3,417,391            214              -                -              -
                                         =============  =============  =============  =============    =============  =============

                                     6 of 7

                           COLLINS AIKMAN CORPORATION
                       LIABILITIES SUBJECT TO COMPROMISE
                              As of November 2005

                                              NEW          C&A            C&A
                                           BALTIMORE    AUTOMOTIVE    AUTOMOTIVE
                                         HOLDINGS, LLC  MATS, LLC    SERVICES, LLC
                                           05-55992      05-55969      05-55981
                                        -------------  ------------   -----------
A/P - Trade - Pre Petition                    168,025             -             -
A/P - Rec'd - Not Invoiced Pre Petition             -             -             -
A/P - Pre Petition Other                       23,783             -             -
A/P - Tooling                                       -             -             -
A/P - Capital                                       -             -             -

PP Short Term Borrowings                            -             -             -
PP Accrued Liabilities                              -             -             -
PP Accrued Local Property Tax                       -             -             -
PP Accrued Sales & Use Tax                          -             -             -
PP Environmental Reserve                            -             -             -
PP Disc Ops Reserve                                 -             -             -
PP Restructuring Reserve                            -             -             -
PP Long Term Debt                                   -             -             -
PP Capital Leases                                   -             -             -

Long Term Debt                                      -             -             -
Capital Lease Obligations-Long Term                 -             -             -
Deferred Income Taxes                               -             -             -
Minority Interest in Consol Subs                    -             -             -
Preferred Stock of Products Co                      -             -             -
Other Noncurrent Liabilities                  460,481             -             -
                                        -------------  ------------   -----------
LIABILITIES SUBJECT TO COMPROMISE             652,289             -             -
                                        =============  ============   ===========

                                     7 of 7